                                                                    EXHIBIT 99.2


                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                TENDER OF 10 1/2% SENIOR SECURED NOTES DUE 2001
                                IN EXCHANGE FOR
           10 1/2% REGISTERED SERIES B SENIOR SECURED NOTES DUE 2001


                            AIRTRAN AIRLINES, INC.

     This form or one substantially equivalent hereto must be used by a holder to accept the Exchange Offer of AirTran Airlines, Inc., a Nevada corporation (the "Company"), who wishes to tender 10 1/2% Senior Secured Notes due 2001 (the "Outstanding Notes") to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery Procedures" of the Company's Prospectus, dated __________________________, 1997 (the "Prospectus") and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Outstanding Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery and a duly executed Letter of Transmittal prior to the Expiration Date (as defined below) of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON __________________________, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE").
OUTSTANDING NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:  The Bank of New York

By Hand/Overnight Courier:  By Mail:                              By Facsimile:
--------------------------  --------                              -------------
101 Barclay Street, 21W     101 Barclay Street, 21W               (212)
New York, NY 10286          New York, NY 10286                    Confirm by Telephone:
Attention Corporate Trust   Attention Corporate Trust Operations  (For Eligible Institutions Only)
Operations

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

     Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

     The undersigned hereby tenders the Outstanding Notes listed below:

--------------------------------------------------------------------------------
DESCRIPTION OF OUTSTANDING NOTES TENDERED
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
                                                   Aggregate         Certificate
Name(s) and Address(es) of Registered Holder(s)    Principal Amount  Numbers
--------------------------------------------------------------------------------

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

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Attach separate schedule if necessary
--------------------------------------------------------------------------------


                            PLEASE SIGN AND COMPLETE

                                                                        Date:___________
Signature(s) of Registered Holder(s) or Authorized Signatory:           Name(s) of Registered Holder(s):
______________________________________________________                  ___________________________________
______________________________________________________                  ___________________________________
______________________________________________________                  ___________________________________

Address:
______________________________________________________
______________________________________________________                  Area Code and Telephone No:
______________________________________________________                  ___________________________________
                                 (Include Zip Code)

     This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Outstanding Notes or on a security position listing as the owner of Outstanding Notes, or by a person(s) authorized to become a Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

Names(s):                            Capacity:
__________________________________   __________________________________________
__________________________________   __________________________________________
__________________________________   __________________________________________
                     (Please print name(s) and address(es))
Address(es):
__________________________________
__________________________________
__________________________________
               (Include Zip Code)

                                   GUARANTEE
                   (Not to be used for signature guarantee)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Outstanding Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Outstanding Notes) into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal and any other required documents, all by 5:00 p.m., New York time, within three (3) New York Stock Exchange trading days following the Expiration Date.


          Name of Firm:  ________________________________________

          Authorized Signature:___________________________________

          Name:_______________________________________________

          Title:  _______________________________________________
                            (Please type or print)

          Address:  ____________________________________________

                    _____________________________________________

                    _____________________________________________
                              (Include Zip Code)

          Area Code and Telephone Number:________________________

          Date: _______________________, 1996


     DO NOT SEND OUTSTANDING NOTES WITH THIS FORM. ACTUAL SURRENDER OF OUTSTANDING NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

     INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date.
The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the Holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

     2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Outstanding Notes referred to herein, the signature must correspond with the name(s) written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Outstanding Notes, the signature must correspond with the name shown on the security position listing as the owner of the Outstanding Notes. If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any Outstanding Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered Holder(s) appears on the Outstanding Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing. If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

     3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.